Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][1]

AMENDMENT NO. 3 TO

CHEMICAL CELLULOSE AGREEMENT

THIS AMENDMENT NO. 3 to Chemical Cellulose Agreement (this "Amendment") is effective as of January 1, 2016, and is entered into by and between Nantong Cellulose Fibers Co., Ltd., ("Buyer") and Rayonier A.M. Sales and Technology Inc. ("Seller"), collectively, the "Parties."

WHEREAS, Rayonier Performance Fibers, LLC ("RPF") and Buyer entered into that certain Chemical Cellulose Agreement with the effective date of January 1, 2012, as amended effective January 1, 2012 and further amended effective December 31, 2014 (as amended by this Amendment, collectively referred to as the "Agreement");

WHEREAS, RPF assigned its obligations and rights under the Agreement to Seller effective January 1, 2015;

WHEREAS, the Parties desire that the Agreement be amended effective January 1, 2016,  to extend the term and modify certain other provisions of the Agreement as mutually agreed by the parties and set forth in this Amendment;

NOW THEREFORE, the Parties hereby amend the Agreement as follows:

1.  All capitalized but undefined terms used in this Amendment are used as defined in the Agreement.

2.  Article 1 of the Agreement is revised to extend the term of the Agreement through and including December 31, 2019 (the "Term").

3.  Article 2, "PRODUCTS" shall be deleted effective January 1, 2016 and replaced with the following:  [***] and any other mutually agreed-upon grades of chemical [***] or as otherwise agreed by the parties.  Quality of the Products shall be consistent with that provided under this Agreement prior to the effective date of this Amendment.

4.  Article 3(a) of the Agreement is revised to provide that in each of the calendar years 2016, 2017, 2018 and 2019, Buyer shall purchase from Seller, and Seller shall sell to Buyer, [***].

5.  Article 4(b) shall be deleted effective January 1, 2016 and replaced in its entirety with the following:

"(b)(i)  The price [***] for Product purchased during each calendar year shall be [***].

[1] [***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][1]

(ii)  [***]

(iii) [***]

6.  Article 5(b) of the Agreement shall be deleted and replaced in its entirety with the following:

(b)(i)  [***]

(b)(ii) [***]

7.  With respect to Article 7, the parties agree to work jointly to explore and mutually agree upon the use of [***] in connection with payment for Product.

8.  In Article 10, the last sentence shall be deleted and replaced with the following: "This Agreement is simultaneously being executed in Chinese and English, and both versions are equally authentic."

9.  Seller and Buyer each agree to keep the terms and provisions set forth in the Agreement (as modified by this Amendment) strictly confidential and that it shall not divulge such confidential information to any third party without the prior written consent of the other Party except as required to comply with applicable legal and regulatory requirements (and then only that portion of such confidential information that is legally required to be disclosed).

10.  In the event of a dispute between the Parties arising under this Agreement, the Parties agree to meet together in good faith to discuss the resolution of the dispute.

Except as amended above, all remaining provisions the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the day and year first above written.

NANTONG CELLULOSE FIBERS CO., LTD.	RAYONIER A.M. SALES AND TECHNOLOGY INC.

By:	/s/ Lu Ruigang____________	By:	/s/ Paul Boynton_________
Name:	Lu Ruigang	Name:	Paul Boynton
Title:	Chairman, Board of Directors	Title:	President

[1] [***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.